Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amedisys, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2005 (the “Report”), I, William F. Borne, Chief Executive Officer of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ William F. Borne

William F. Borne
Chief Executive Officer
May 5, 2005